United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-38884	25-1440803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Main Street, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code	(717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐   Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

a

Title of class	Trading Symbol	Name of exchange on which registered
Common stock	FRAF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2021, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”) approved a resolution that amends section 3.15 of the bylaws of the Corporation. Previously, the bylaws provided for automatic retirement at the end of the calendar year in which a director reaches age 72. This amendment changes the automatic retirement date to the end of the calendar year in which a director reaches age 75.

A copy of the amended and restated bylaws is attached as Exhibit 99 of this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Number Description

99 Franklin Financial Services Corporation Bylaws amended July 8, 2021

104 Cover page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

Timothy G. Henry

President and Chief Executive Officer

Dated: July 9, 2021

EXHIBIT INDEX

Exhibit No.	Description

99	Franklin Financial Services Corporation Bylaws amended July 8, 2021

  104  Cover page Interactive Data File (embedded within the Inline XBRL document)